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Exhibit 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Quarterly Report on Form 10-Q of Nascent Wine Company, Inc. for the period ended September 30, 2008, we, Sandro Piancone and Peter V. White, Chief Executive Officer and Chief Financial Officer, respectively . hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

                    (1) such Quarterly Report on Form 10-Q for the period ended September 30, 2008, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                    (2) the information contained in such Quarterly Report on Form 10-Q , fairly presents, in all material respects, the financial condition and results of operations of Nascent Wine Company, Inc.

/s/ Sandro Piancone
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Sandro Piancone
Chief Executive Officer
November 14, 2008

/s/ Peter V. White
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Peter V. White
Chief Financial Officer and Treasurer
November 14, 2008